UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 23, 2020
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda				98-0374481
(State or other jurisdiction of incorporation or organization)				(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor
100 Pitts Bay Road,	Pembroke	HM 08,	Bermuda	(441)	278-9250
(Address of principal executive offices)				(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common shares, $0.0011 par value per share	ACGL	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.25% Series E preferred share	ACGLP	NASDAQ	Stock Market
Depositary shares, each representing a 1/1,000th interest in a 5.45% Series F preferred share	ACGLO	NASDAQ	Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01    Entry into a Material Definitive Agreement.

On June 23, 2020, Arch Capital Group Ltd. (“ACGL” or the “Issuer”), entered into a Purchase Agreement pursuant to which the Issuer agreed to sell, and the underwriters named therein agreed to purchase, subject to and upon terms and conditions set forth therein, $1,000,000,000 aggregate principal amount of 3.635% senior notes due 2050 (the “Notes”). The offering was made pursuant to an effective shelf registration statement and a prospectus supplement and is expected to close on June 30, 2020. A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

ITEM 8.01    Other Events.

On June 23, 2020, ACGL issued a press release announcing it priced the underwritten public offering of the Notes. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01           Financial Statements and Exhibits.

(d):     The following exhibits are being filed herewith.

EXHIBIT NO.	DESCRIPTION
1.1
Purchase Agreement, dated as of June 23, 2020, by and among Arch Capital Group Ltd., and Wells Fargo Securities, LLC, BofA Securities, Inc., Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, and Lloyds Securities Inc., as representatives of the underwriters named therein.

99.1	Press release dated June 23, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: June 24, 2020	By:	/s/ François Morin
		Name:	François Morin
		Title:	Executive Vice President, Chief Financial Officer and Treasurer